Commitments and Contingencies (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013
Commitments and Contingencies.
Commitments to purchase mortgage loans from PennyMac Mortgage Investment Trust	$ 718,105
Commitments to fund mortgage loans	253,678
Total commitments to purchase and fund mortgage loans	971,783
Commitments to sell mortgage loans	$ 2,659,000